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                                                                    EXHIBIT 4.7

                                                                  EXECUTION COPY

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                     AMERICAN COMMUNICATIONS SERVICES, INC.

                                  $190,000,000


                       13% SENIOR DISCOUNT NOTES DUE 2005




                         -----------------------------


                             SUPPLEMENTAL INDENTURE


                          Dated as of January 13, 1997


                                       to


                                   INDENTURE


                   Dated as of November 14, 1995, as amended


                         -----------------------------



                           THE CHASE MANHATTAN BANK,

                                    Trustee



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                 THIS SUPPLEMENTAL INDENTURE (the "Supplemental Indenture"),
dated as of January 13, 1997, by and between AMERICAN COMMUNICATIONS SERVICES, INC., a Delaware corporation (the "Company"), having its principal office at 131 National Business Parkway, Suite 100, Annapolis Junction, Maryland 20701, and THE CHASE MANHATTAN BANK (formerly known as Chemical Bank), as trustee (the "Trustee") under the Indenture (as defined below), having its Corporate Trust Office at 450 West 33rd Street, New York, New York 10001-2697. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Indenture.

                 WHEREAS, the Company and the Trustee previously duly executed, and the Company duly delivered to the Trustee, an Indenture dated as of November 14, 1995, as amended by the Supplemental Indenture dated as of March 11, 1996 (the "Indenture"), relating to $190,000,000 aggregate principal amount at maturity of the Company's 13% Senior Discount Notes due November 1, 2005 (the "Notes");

                 WHEREAS, pursuant to Section 9.02 of the Indenture, the Company and the Trustee have obtained the consent of the Holders of not less than a majority in principal amount of the outstanding Notes to the amendments made hereby;

                 WHEREAS, the Board of Directors of the Company has authorized the execution of this Supplemental Indenture and its delivery to the Trustee;

                 WHEREAS, the Company has delivered an Officers' Certificate and Opinion of Counsel to the Trustee pursuant to Section 9.07 of the Indenture; and

                 WHEREAS, all other actions necessary to make this Supplemental Indenture a legal, valid and binding obligation of the parties hereto in accordance with its terms and the terms of the Indenture have been performed;

                 NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Trustee hereby
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mutually covenant and agree for the equal and proportionate benefit of all
Holders of the Notes as follows:


                                   ARTICLE I
                                   AMENDMENTS

                 Upon execution of this Supplemental Indenture, the terms of the Notes and the Indenture shall be amended as follows:

                 SECTION 1.1.  (a)         Section 1.01 of the Indenture shall
be amended by striking the word "and" at the end of clause (viii) in the definition of "Permitted Investments", by renumbering the final clause (ix) of such definition as clause (x) and by inserting a new clause (ix) on the immediately preceding line as follows:

                 "(ix) Investments by the Company or a Restricted Subsidiary in or in respect of a Person to the extent the consideration for such Investment consists of shares of Qualified Stock of the Company; and"

                 (b) Section 1.01 of the Indenture shall further be amended by renumbering clauses (xiv) and (xv) of the definition of "Permitted Liens" as clauses (xv) and (xvi), respectively, and by inserting the following new clause (xiv) on the line immediately preceding new clause (xv):

                 "(xiv) Liens on Property or assets of a Person existing prior to the time such Person is acquired by the Company as a result of (a) an Investment described in clause (ix) of the definition of "Permitted Investments" herein or (b) an Investment described in clause (vii) of
         Section 4.13(b) hereof; provided that such Liens were in existence prior to the contemplation of such Investment and do not secure any Property or assets of the Company or any of its Subsidiaries other than the Property or assets subject to the Liens prior to such Investment;"

                 (c) Section 1.01 of the Indenture shall further be amended by striking the following definitions in their entirety: "Joint Venture", "Lit Cities Amount", "New Financing Amount" and "Qualified Joint Venture".

                 SECTION 1.2. Section 4.09(b) of the Indenture shall be amended by renumbering clauses (xi) and (xii) as clauses (xii) and (xiii), respectively, and by inserting the following new clause (xi) on the line immediately preceding new clause (xii):
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                 "(xi) the incurrence by the Company or any of its Restricted
         Subsidiaries of Indebtedness of any Person which incurrence resulted directly from an Investment described in clause (ix) of the definition of "Permitted Investments" in Section 1.01 hereof; provided that, (x) immediately after giving effect to such Investment on a pro forma basis (and treating any Indebtedness which becomes, or is anticipated to become, an obligation of the Company or any Restricted Subsidiary as a result of such Investment as having been incurred by the Company or such Restricted Subsidiary at the time of such Investment), the Company would (A) be permitted to incur $1.00 of additional Indebtedness under Section 4.09(a) hereof or (B) have a Debt to EBITDA Ratio which is equal to or not worse than the Debt to EBITDA Ratio of the Company immediately prior to such Investment or (y) such incurrence is otherwise permitted; provided further that Indebtedness incurred by the Company and its Restricted Subsidiaries under this clause (xi) as a result of any such Investment does not exceed 50 percent of the Fair Market Value of the Qualified Stock used as consideration in such Investment; provided further that the aggregate principal amount of Indebtedness incurred under this clause (xi) does not exceed $50,000,000;"

                 SECTION 1.3. Section 4.13(b) of the Indenture shall be amended by striking existing clauses (vii) and (viii) in their entirety and by inserting new clauses (vii) and (viii) as follows:

                 "(vii) making Investments in joint ventures or other risk sharing arrangements (which may include partnerships, limited liability companies, corporations or other arrangements) (each a "Joint Venture Entity") the purpose of which is to engage in the same or complementary lines of business as the Company or a Restricted Subsidiary or in businesses consistent with the fundamental nature of the operating business of the Company or a Restricted Subsidiary in an aggregate amount not to exceed $20,000,000; provided the management and operations of any such Joint Venture Entity are controlled by the Company pursuant to (i) the charter documents of such Joint Venture Entity, or (ii) an agreement between or among the holders of the Voting Stock of such Joint Venture Entity, or (iii) a management agreement of a minimum duration of three or more years between the Company and such Joint Venture Entity;"

                 "(viii) permitting a Restricted Subsidiary which became a Restricted Subsidiary as a result of an
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         Investment by the Company or a Restricted Subsidiary described in clause (vii) of this Section 4.13(b) to declare or pay any dividend or distribution on any Capital Stock of such Subsidiary to all holders of Capital Stock of such Subsidiary on a pro rata basis; and"

                 SECTION 1.4.  (a)         Section 4.15 of the Indenture shall
be amended by striking the language of clause (f) thereof up to subclause (B) thereof and by inserting the following in its place:

                 "(f) Capital Stock of a Person which became or will become a Restricted Subsidiary as a result of an Investment by the Company or a Restricted Subsidiary described in clause (vii) of Section 4.13(b) hereof, provided that"

                 (b) Section 4.15(f) of the Indenture shall further be amended by re-lettering subclauses (B), (C) and (D) thereof as subclauses (A),
(B) and (C), respectively, by inserting the word "and" before new subclause (C) and by striking the language beginning "and (E)" through the semi-colon at the end of subclause (E).

                 SECTION 1.5. Section 4.17 of the Indenture shall be amended by striking the period at the end of the first sentence of clause (b) thereof and by inserting in its place the following:

                 "; provided, however, that the foregoing restriction shall not apply to a Person which becomes a Restricted Subsidiary as a result of
         (a) an Investment described in clause (ix) of the definition of "Permitted Investments" in Section 1.01 hereof or (b) an Investment described in clause (vii) of Section 4.13(b) hereof."


                                   ARTICLE II
                                 MISCELLANEOUS

                 SECTION 2.1. For all purposes of this Supplemental Indenture, except as otherwise herein expressly provided or unless the context otherwise requires: (A) the terms and expressions used herein shall have the same meanings as corresponding terms and expressions used in the Indenture and (B) the words "herein," "hereof" and "hereby" and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not any particular Article, Section or other subdivision.
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                 SECTION 2.2.  Upon execution of this Supplemental Indenture, the Indenture shall be modified in accordance herewith, but except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.

                 SECTION 2.3. Upon execution, this Supplemental Indenture shall form a part of the Indenture and the Supplemental Indenture and the Indenture shall be read, taken and construed as one and the same instrument for all purposes, and every holder of Notes heretofore or hereafter authenticated and delivered under the Indenture shall be bound hereby.

                 SECTION 2.4. This Supplemental Indenture shall become effective as of the date first above written.

                 SECTION 2.5. The Trustee accepts the amendment to the Indenture effected by this Supplemental Indenture and agrees to execute the trust created by the Indenture, as hereby amended, but only upon the terms and conditions set forth in the Indenture, as hereby amended, including the terms and provisions defining and limiting the liabilities and responsibilities of the Trustee, which terms and provisions shall in like manner define and limit the Trustee's liabilities in the performance of the trust created by the Indenture, as hereby amended. Without limiting the generality of the foregoing, the Trustee has no responsibility for the correctness of the recitals of fact herein contained which shall be taken as the statements of the Company and makes no representations as to the validity or sufficiency of this Supplemental Indenture, except as to the due and valid execution hereof by the Trustee, and shall incur no liability or responsibility in respect of the validity thereof. The Trustee's execution of this Supplemental Indenture should not be construed to be an approval or disapproval of the advisability of the amendments to the Indenture provided herein.
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                 SECTION 2.6.  THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED
BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY IN SAID STATE.

                 SECTION 2.7. This Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and all of such counterparts shall together constitute one and the same instrument.


                 IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and duly attested, all as of the day and year first above written.



                                        AMERICAN COMMUNICATIONS SERVICES, INC.


                                        By
                                           --------------------------
                                           Name:
                                           Title:

[Corporate Seal]

Attest:

-------------------------



                                        THE CHASE MANHATTAN BANK
                                        (formerly known as Chemical Bank),
                                        as Trustee


                                        By
                                           --------------------------
                                           Name:
                                           Title:

[Corporate Seal]

Attest:

-------------------------
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STATE OF        )
                )      SS.:
COUNTY OF       )


                 On the ___ day of ________, 1997, before me personally came ________________________, to me known, who, being by me duly sworn, did depose and say that he is _________________ of American Communications Services, Inc., one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.


                                     ------------------------------
                                              Notary Public

                                  State of
                                  My commission expires  /  /
[Seal]
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STATE OF        )
                )      SS.:
COUNTY OF       )


                 On the ___ day of ________, 1997, before me personally came ________________________, to me known, who, being by me duly sworn, did depose and say that he is _________________ of The Chase Manhattan Bank, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.


                                 ------------------------------
                                           Notary Public

                                  State of
                                  My commission expires  /  /
[Seal]